PORTFOLIO OF INVESTMENTS – as of September 30, 2020 (Unaudited)

Mirova Global Green Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – 89.3% of Net Assets
	Brazil – 1.5%
$ 500,000	Banco Nacional de Desenvolvimento Economico e Social, 4.750%, 5/09/2024(a)	$538,125

	Canada – 2.2%
1,000,000	Province of Ontario Canada, 1.950%, 1/27/2023, (CAD)(a)	777,538
50,000	Province of Quebec Canada, 2.600%, 7/06/2025, (CAD)(a)	40,984

		818,522

	Chile – 3.2%
500,000	Chile Government International Bond, 1.250%, 1/29/2040, (EUR)(a)	588,762
500,000	Chile Government International Bond, 3.500%, 1/25/2050(a)	570,000

		1,158,762

	Denmark – 3.3%
300,000	Orsted A/S, 1.500%, 11/26/2029, (EUR)(a)	391,014
700,000	Orsted A/S, (fixed rate to 9/09/2027, variable rate thereafter), 1.750%, 12/09/3019, (EUR)(a)	820,102

		1,211,116

	Finland – 1.4%
500,000	Citycon OYJ, (fixed rate to 11/24/2024, variable rate thereafter), 4.496%, (EUR)(a)(b)	509,966

	France – 9.5%
400,000	Covivio, 1.125%, 9/17/2031, (EUR)(a)	451,149
400,000	Covivio, 1.875%, 5/20/2026, (EUR)(a)	492,523
800,000	Electricite de France S.A., 3.625%, 10/13/2025(a)	895,810
500,000	France Government Bond OAT, 1.750%, 6/25/2039, 144A, (EUR)(a)	765,611
600,000	ICADE, 1.500%, 9/13/2027, (EUR)(a)	732,453
100,000	Societe du Grand Paris EPIC, EMTN, 1.700%, 5/25/2050, (EUR)(a)	151,933

		3,489,479

	Germany – 6.2%
500,000	BayWa AG, EMTN, 3.125%, 6/26/2024, (EUR)(a)	619,994
600,000	E.ON SE, EMTN, 0.350%, 2/28/2030, (EUR)(a)	701,033
500,000	EnBW Energie Baden-Wuerttemberg AG, (fixed rate to 3/30/2026, variable rate thereafter), 1.875%, 6/29/2080, (EUR)	585,492

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Germany – continued
300,000	Landesbank Baden-Wuerttemberg, Series 809, MTN, 0.375%, 7/29/2026, (EUR)(a)	$354,342

		2,260,861

	Hungary – 2.3%
700,000	Hungary Government International Bond, 1.750%, 6/05/2035, (EUR)(a)	861,751

	India – 1.8%
600,000	Indian Railway Finance Corp. Ltd., 3.835%, 12/13/2027(a)	642,110

	Indonesia – 2.9%
500,000	Perusahaan Penerbit SBSN Indonesia III, 3.750%, 3/01/2023(a)	530,495
500,000	Perusahaan Penerbit SBSN Indonesia III, MTN, 3.900%, 8/20/2024(a)	549,325

		1,079,820

	Italy – 10.1%
400,000	A2A SpA, EMTN, 1.000%, 7/16/2029, (EUR)(a)	492,686
600,000	Assicurazioni Generali SpA, EMTN, 2.124%, 10/01/2030, (EUR)(a)	705,228
500,000	Ferrovie dello Stato Italiane SpA, EMTN, 1.125%, 7/09/2026, (EUR)(a)	603,375
500,000	Intesa Sanpaolo SpA, EMTN, 0.750%, 12/04/2024, (EUR)(a)	592,764
300,000	Intesa Sanpaolo SpA, EMTN, 0.875%, 6/27/2022, (EUR)(a)	355,899
800,000	Unione di Banche Italiane SpA, EMTN, 1.500%, 4/10/2024, (EUR)(a)	968,170

		3,718,122

	Korea – 1.7%
400,000	Hyundai Capital Services, Inc., EMTN, 2.875%, 3/16/2021(a)	403,512
200,000	Korea Water Resources Corp., EMTN, 3.875%, 5/15/2023(a)	216,312

		619,824

	Lithuania – 3.1%
500,000	AB Ignitis Grupe, EMTN, 1.875%, 7/10/2028, (EUR)(a)	625,713
400,000	AB Ignitis Grupe, EMTN, 2.000%, 7/14/2027, (EUR)(a)	504,394

		1,130,107

	Luxembourg – 1.0%
300,000	Eurofins Scientific SE, (fixed rate to 8/11/2022, variable rate thereafter), 2.875%, (EUR)(b)	353,071

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Mexico – 0.5%
$200,000	Nacional Financiera SNC, 3.375%, 11/05/2020(a)	$200,070

	Netherlands – 6.0%
600,000	de Volksbank NV, EMTN, (fixed rate to 10/22/2025, variable rate thereafter), 1.750%, 10/22/2030, (EUR)(a)	721,823
500,000	Royal Schiphol Group NV, EMTN, 1.500%, 11/05/2030, (EUR)(a)	629,518
300,000	TenneT Holding BV, (fixed rate to 3/01/2024, variable rate thereafter), 2.995%, (EUR)(a)(b)	365,769
150,000	TenneT Holding BV, EMTN, 1.250%, 10/24/2033, (EUR)(a)	195,536
200,000	TenneT Holding BV, EMTN, 1.875%, 6/13/2036, (EUR)(a)	280,466

		2,193,112

	Portugal – 1.7%
500,000	EDP—Energias de Portugal S.A., (fixed rate to 1/30/2024, variable rate thereafter), 4.496%, 4/30/2079, (EUR)(a)	632,383

	Singapore – 1.1%
400,000	Vena Energy Capital Pte Ltd., EMTN, 3.133%, 2/26/2025(a)	395,612

	Spain – 8.0%
500,000	ACS Servicios Comunicaciones y Energia, S.L., 1.875%, 4/20/2026, (EUR)(a)	618,527
400,000	Banco Bilbao Vizcaya Argentaria S.A., 1.000%, 6/21/2026, (EUR)(a)	476,013
500,000	Bankinter S.A., 0.625%, 10/06/2027, (EUR)(a)	572,615
500,000	Iberdrola International BV, (fixed rate to 2/22/2023, variable rate thereafter), 1.875%, (EUR)(a)(b)	590,185
600,000	Telefonica Europe BV, (fixed rate to 2/05/2027, variable rate thereafter), 2.502%, (EUR)(a)(b)	665,466

		2,922,806

	Supranationals – 1.8%
600,000	European Investment Bank, 2.375%, 5/24/2027(a)	668,900

	Sweden – 1.6%
500,000	SKF AB, EMTN, 0.875%, 11/15/2029, (EUR)(a)	601,760

	United Kingdom – 5.2%
500,000	Anglian Water Services Financing PLC, EMTN, 1.625%, 8/10/2025, (GBP)(a)	668,547
200,000	SSE PLC, EMTN, 1.375%, 9/04/2027, (EUR)(a)	249,150
600,000	Standard Chartered PLC, (fixed rate to 7/02/2026, variable rate thereafter), EMTN, 0.900%, 7/02/2027, (EUR)(a)	700,587

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	United Kingdom – continued
200,000	Transport for London, EMTN, 2.125%, 4/24/2025, (GBP)(a)	$275,567

		1,893,851

	United States – 13.2%
500,000	Air Products & Chemicals, Inc., 2.050%, 5/15/2030(a)	524,827
900,000	Apple, Inc., 3.000%, 6/20/2027(a)	1,015,340
600,000	Digital Dutch Finco BV, 1.500%, 3/15/2030, (EUR)(a)	734,423
400,000	Digital Euro Finco LLC, 2.500%, 1/16/2026, (EUR)(a)	514,987
300,000	DTE Electric Co., Series A, 4.050%, 5/15/2048(a)	378,021
100,000	Southern Power Co., 1.850%, 6/20/2026, (EUR)(a)	127,375
400,000	Southern Power Co., 4.150%, 12/01/2025(a)	458,672
200,000	Thermo Fisher Scientific, Inc., 4.100%, 8/15/2047(a)	255,638
700,000	Verizon Communications, Inc., 3.875%, 2/08/2029(a)	828,102

		4,837,385

	Total Bonds and Notes (Identified Cost $30,892,049)	32,737,515

Short-Term Investments – 6.1%
2,212,505	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2020 at 0.000% to be repurchased at $2,212,505 on 10/01/2020 collateralized by $1,932,800 U.S. Treasury Inflation Indexed Note, 0.625% due 7/15/2021 valued at $2,256,779 including accrued interest(c) (Identified Cost $2,212,505)	2,212,505

	Total Investments – 95.4% (Identified Cost $33,104,554)	34,950,020
	Other assets less liabilities – 4.6%	1,700,237

	Net Assets – 100.0%	$36,650,257

(†)

Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used.

Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(b)	Perpetual bond with no specified maturity date.
(c)

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of September 30, 2020, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

144A

All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the value of Rule 144A holdings amounted to $765,611 or 2.1% of net assets.

EMTN	Euro Medium Term Note
MTN	Medium Term Note
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Futures Contracts

The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

At September 30, 2020, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Year Canada Government Bond	12/18/2020	6	$682,122	$684,060	$1,938
30 Year U.S. Treasury Bond	12/21/2020	5	884,375	881,406	(2,969)
Euro-Buxl® 30 Year Bond	12/08/2020	7	1,788,173	1,827,567	39,394
Ultra Long U.S. Treasury Bond	12/21/2020	4	893,500	887,250	(6,250)

Total					$32,113

At September 30, 2020, open short futures contracts were as follows:

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	12/21/2020	3	$417,492	$418,594	$(1,102)
British Pound	12/14/2020	12	990,638	967,800	22,838
Canadian Dollar	12/15/2020	11	836,704	826,430	10,274
Euro	12/14/2020	151	22,363,610	22,150,756	212,854

Total					$244,864

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2020, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes*	$—	$32,737,515	$—	$32,737,515
Short-Term Investments	—	2,212,505	—	2,212,505
Futures Contracts (unrealized appreciation)	287,298	—	—	287,298

Total	$287,298	$34,950,020	$—	$35,237,318

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(10,321)	$—	$—	$(10,321)

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used during the period include futures contracts.

The Fund seeks to provide total return, through a combination of capital appreciation and current income, by investing in green bonds. The Fund pursues its objective by primarily investing in fixed-income securities. In connection with its principal investment strategies, the Fund may also invest in various types of futures contracts for investment purposes. During the period ended September 30, 2020, the Fund used U.S. and foreign Treasury bond futures to gain yield curve exposure.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subjected to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in the interest rates and to manage duration without having to buy or sell portfolio securities. During the period ended September 30, 2020, the Fund used U.S. and foreign Treasury bond futures to manage duration.

The Fund is also subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may use futures contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the period ended September 30, 2020, the Fund used currency futures for hedging purposes.

The following is a summary of derivative instruments for the Fund, as of September 30, 2020:

Assets	Unrealized appreciation on futures contracts
Exchange-traded asset derivatives
Interest rate contracts	$41,332
Foreign exchange contracts	245,966

Total exchange-traded asset derivatives	$287,298

Liabilities	Unrealized depreciation on futures contracts
Exchange-traded liability derivatives
Interest rate contracts	$(10,321)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The following table shows the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, as of September 30, 2020:

Maximum Amount of Loss – Gross	Maximum Amount of Loss – Net
$1,043,694	$1,043,694

Industry Summary at September 30, 2020 (Unaudited)

Utility – Electric	20.3%
Industrial	14.9
Bank	13.0
Financial	12.7
Government National	10.5
Special Purpose	4.3
Telephone	4.1
Government Regional	2.6
Government Agency	2.6
Transportation- Rail	2.5
Supra-National	1.8
Short-Term Investments	6.1

Total Investments	95.4
Other assets less liabilities (including futures contracts)	4.6

Net Assets	100.0%

Currency Exposure Summary at September 30, 2020 (Unaudited)

Euro	59.6%
United States Dollar	31.0
British Pound	2.6
Canadian Dollar	2.2

Total Investments	95.4
Other assets less liabilities (including futures contracts)	4.6

Net Assets	100.0%